Exhibit 99.1

Mindspeed Reports Fiscal Fourth Quarter 2012 Results

  Revenue exceeds revised guidance, reaching $36.3 million
  First commercial deployment of LTE small cells using Mindspeed SoCs set to deploy this December quarter in Korea
  Restructuring plans on track to accelerate profitability

NEWPORT BEACH, Calif.--(BUSINESS WIRE)--November 5, 2012--Mindspeed Technologies, Inc. (NASDAQ: MSPD), a leading supplier of semiconductor solutions for network infrastructure applications, today reported results for its fiscal fourth quarter of 2012. For the quarter ended September 28, 2012, Mindspeed recorded net sales of $36.3 million and a loss per share of $0.09 on a non-GAAP basis, or a loss per share of $0.21 on a GAAP basis.

Product revenue from high-performance analog (HPA) products represented 49 percent of fiscal fourth quarter 2012 product revenue and increased six percent sequentially from the prior quarter, marking another quarter of record revenue from this product group. Product revenue from communications convergence processing (CCP) solutions contributed 39 percent of fiscal fourth quarter 2012 product revenue and decreased two percent sequentially from the prior quarter. Wide area networking (WAN) product revenue accounted for the remaining 12 percent.

Non-GAAP operating loss for the fiscal fourth quarter of 2012 was $3.0 million, compared to a non-GAAP operating loss of $3.9 million in the prior fiscal quarter. GAAP operating loss for the fiscal fourth quarter of 2012 was $8.2 million, compared to a GAAP operating loss of $13.2 million in the prior fiscal quarter. Non-GAAP net loss for the fiscal fourth quarter of 2012 was $3.7 million, or $0.09 per share, compared to a non-GAAP net loss of $4.7 million, or $0.12 per share, in the prior quarter. GAAP net loss in the fiscal fourth quarter of 2012 was $8.2 million, or $0.21 per share, compared to a GAAP net loss of $6.9 million, or $0.18 per share, in the prior quarter.

Non-GAAP results exclude asset impairments, stock-based compensation and related payroll costs, acquisition-related costs, integration costs, revaluation of contingent consideration and restructuring charges, among other items. Reconciliations of the non-GAAP measures to GAAP measures are included in the accompanying financial data.

“As our business continues to transition to strengthening markets in high-performance analog solutions, communication processors and wireless, we continue to deliver sequential revenue growth,” said Raouf Y. Halim, Mindspeed’s chief executive officer. “We expect this trend to continue as our end markets stabilize and strategic initiatives ramp within the small cell basestation market and with growing fiber deployments.”

Outlook

Mindspeed forecasts total net product revenue in the range of $36.5 to $37.5 million. The company expects fiscal first quarter of 2013 non-GAAP gross margin to be between 58-59 percent and anticipates non-GAAP operating expenses to be approximately $22.0 to $22.5 million in the fiscal first quarter of 2013. These forecasts exclude the benefit of the $6.0 million sale of non-core intellectual property, announced in a separate release today.

Fiscal Fourth Quarter 2012 Conference Call

Mindspeed will conduct a conference call announcing its fiscal fourth quarter of 2012 results today at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time. To listen to the conference call via telephone, call 877-303-3204 (domestic) or 253-237-1154 (international). To listen via the Internet, please visit the Investors section of Mindspeed's web site at http://www.mindspeed.com. A replay of the conference call will be available via telephone for a period of five days, beginning one hour after the conference call concludes by calling 855-859-2056 (domestic) or 404-537-3406 (international). Conference ID # 58939661 is required to access the replay. The replay will also be available in the Investors section of Mindspeed's web site at http://www.mindspeed.com for a period of thirty days after the conference call.

About Mindspeed Technologies

Mindspeed Technologies (NASDAQ: MSPD) is a leading provider of network infrastructure semiconductor solutions to the communications industry. The company's low-power system-on-chip (SoC) products are helping to drive video, voice and data applications in worldwide fiber-optic networks and enable advanced processing for 3G and long-term evolution (LTE) mobile networks. The company's high-performance analog products are used in a variety of optical, enterprise, industrial and video transport systems. Mindspeed's products are sold to original equipment manufacturers (OEMs) around the globe.

To learn more, please visit www.mindspeed.com. Company news and updates are also posted at www.twitter.com/mindspeed.

Non-GAAP Measures

We provide non-GAAP measures as a supplement to financial results based on GAAP. A detailed reconciliation of the non-GAAP results to the most directly comparable GAAP measures is set forth below under the heading “Reconciliation of Non-GAAP Measures to GAAP Measures.” Investors are encouraged to review the accompanying press release reconciliations. We believe the presentation of non-GAAP measures provides investors with additional insight into underlying operating results and prospects for the future by excluding asset impairments, stock-based compensation and related payroll costs, profit in acquired inventory, amortization of acquired intangible assets, non-recurring legal and settlement costs, employee separation costs, acquisition-related costs, integration costs, revaluation of contingent consideration, restructuring charges and/or non-cash interest expense on our convertible senior notes. We have historically reported similar financial measures and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

We use non-GAAP gross margin, research and development expenses, selling, general and administrative expenses, operating expenses, operating income, other expense, net, net income and net income per share internally to evaluate our operating performance and to determine certain components of management compensation. In addition, we use these non-GAAP measures for internal budgets and forecasts. We believe that these non-GAAP measures can be useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making.

We exclude stock-based compensation and related payroll costs and non-cash interest expense on our convertible senior notes from non-GAAP measures because we believe that excluding these costs can enhance the understanding of our performance. We exclude profit in acquired inventory to facilitate comparability of gross profit between periods and to better reflect continuing operations of the acquired company. We exclude asset impairments, employee separation costs, non-recurring legal and settlement costs, restructuring charges, acquisition-related costs, and integration costs because they include significant discrete items that may not be indicative of our ongoing operations or economic performance.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project restructuring charges, employee separation costs and stock-based compensation and related payroll costs.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. For complete information on asset impairments, stock-based compensation and related payroll costs, profit in acquired inventory, amortization of acquired intangible assets, non-recurring legal and settlement costs, employee separation costs, restructuring charges, acquisition-related costs, integration costs, revaluation of contingent consideration and non-cash interest expense on our convertible senior notes, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding our expectations, goals or intentions, including, but not limited to: our current assessment of the demand environment and trends in our target markets, including the HPA and small cell basestation markets; and our current expectations for fiscal first quarter 2013 net product revenue, non-GAAP gross margin and non-GAAP operating expenses. These forward-looking statements are based on management's current expectations, estimates, forecasts and projections and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. Our business is subject to numerous risks and uncertainties that could adversely affect investors in our securities, including fluctuations in our operating results and the potential for future operating losses; loss of or diminished demand from one or more key distributors; our ability to successfully develop and introduce new products; pricing pressures; our ability to achieve non-GAAP operating profitability within currently anticipated times, if at all; our ability to successfully integrate acquired businesses and products, including with respect to our recent acquisition of Picochip; and the potential for intellectual property litigation. Additional risks and uncertainties that could cause our actual results to differ from those set forth in any forward-looking statements are discussed in more detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, our most recent Quarterly Report on Form 10-Q and our future filings with the SEC.

MINDSPEED TECHNOLOGIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts)

	Three Months Ended			Year Ended
	September 28,	June 29,	September 30,	September 28,	September 30,
	2012	2012	2011	2012	2011

Net revenue:
Products	$36,264	$35,451	$40,777	$140,415	$159,589
Intellectual property	-	-	-	591	2,500
Total net revenue	36,264	35,451	40,777	141,006	162,089
Cost of goods sold (a), (c)	15,253	18,186	15,761	62,497	60,292
Gross margin	21,011	17,265	25,016	78,509	101,797

Operating expenses:
Research and development (a)	17,667	18,105	15,649	68,520	59,174
Selling, general and administrative (a)	10,823	11,610	10,794	44,843	42,118
Acquisition-related costs (b)	29	680	-	3,777	-
Restructuring charges	704	78	1,050	2,054	1,032
Total operating expenses	29,223	30,473	27,493	119,194	102,324

Operating loss	(8,212)	(13,208)	(2,477)	(40,685)	(527)

Other income, net	22	6,519	21	6,193	13

Loss before income taxes	(8,190)	(6,689)	(2,456)	(34,492)	(514)

(Benefit)/provision for income taxes	(28)	165	(297)	359	241

Net loss	$(8,162)	$(6,854)	$(2,159)	$(34,851)	$(755)

Net loss per share:
Basic	$(0.21)	$(0.18)	$(0.07)	$(0.95)	$(0.02)
Diluted (c)	$(0.21)	$(0.18)	$(0.07)	$(0.95)	$(0.02)

Weighted-average number of shares used in per share computation:
Basic	39,169	38,784	32,675	36,787	32,279
Diluted	39,169	38,784	32,675	36,787	32,279

(a) Includes stock-based compensation expense and related payroll costs.

(b) Acquisition-related costs are professional fees incurred related to the acquisition of Picochip.

(c) Cost of goods sold for the three fiscal months ended June 29, 2012 and fiscal year ended September 28, 2012 includes impairment of manufacturing-related licenses and assets.

MINDSPEED TECHNOLOGIES, INC.
Reconciliation of Non-GAAP Measures to GAAP Measures
(unaudited, in thousands, except per share amounts)

	Three Months Ended			Year Ended
	September 28,	June 29,	September 30,	September 28,	September 30,
	2012	2012	2011	2012	2011

Reconciliation of Non-GAAP Gross Margin to GAAP Gross Margin
Non-GAAP gross margin	$21,372	$21,458	$25,086	$83,661	$102,025
Items excluded from non-GAAP gross margin:
Asset impairments (c)	-	3,385	-	3,385	-
Stock-based compensation and related payroll costs	91	48	70	138	228
Profit in acquired inventory (d)	24	514	-	986	-
Amortization of acquired intangible assets (e)	246	246	-	643	-
Gross margin	$21,011	$17,265	$25,016	$78,509	$101,797

Reconciliation of Non-GAAP Research and Development Expenses to GAAP Research and Development Expenses
Non-GAAP research and development expenses	$16,128	$16,960	$15,042	$63,949	$57,324
Items excluded from non-GAAP research and development expenses:
Stock-based compensation and related payroll costs	942	899	594	3,727	1,783
Non-recurring legal and settlement costs	574	-	-	574	-
Employee separation costs (f)	23	246	13	270	67
Research and development expenses	$17,667	$18,105	$15,649	$68,520	$59,174

Reconciliation of Non-GAAP Selling, General and Administrative Expenses to GAAP Selling, General and Administrative Expenses
Non-GAAP selling, general and administrative expenses	$8,285	$8,376	$9,451	$33,852	$37,926
Items excluded from non-GAAP selling, general and administrative expenses:
Stock-based compensation and related payroll costs	1,898	2,320	1,248	7,930	4,046
Amortization of acquired intangible assets (e)	104	106	-	275	-
Non-recurring legal and settlement costs	141	-	-	141	-
Employee separation costs (f)	169	276	95	426	146
Integration costs (g)	226	532	-	2,219	-
Selling, general and administrative expenses	$10,823	$11,610	$10,794	$44,843	$42,118

Reconciliation of Non-GAAP Operating Expenses to GAAP Operating Expenses
Non-GAAP operating expenses	$24,413	$25,336	$24,493	$97,801	$95,250
Items excluded from non-GAAP operating expenses:
Stock-based compensation and related payroll costs	2,840	3,219	1,842	11,657	5,829
Acquisition-related costs (b)	29	680	-	3,777	-
Restructuring charges	704	78	1,050	2,054	1,032
Amortization of acquired intangible assets (e)	104	106	-	275	-
Non-recurring legal and settlement costs	715	-	-	715	-
Employee separation costs (f)	192	522	108	696	213
Integration costs (g)	226	532	-	2,219	-
Operating expenses	$29,223	$30,473	$27,493	$119,194	$102,324

Reconciliation of Non-GAAP Operating (Loss)/Income to GAAP Operating Loss
Non-GAAP operating (loss)/income	$(3,041)	$(3,878)	$593	$(14,140)	$6,775
Items excluded from non-GAAP operating (loss)/income:
Asset impairments (c)	-	3,385	-	3,385	-
Stock-based compensation and related payroll costs	2,931	3,267	1,912	11,795	6,057
Acquisition-related costs (b)	29	680	-	3,777	-
Restructuring charges	704	78	1,050	2,054	1,032
Profit in acquired inventory (d)	24	514	-	986	-
Amortization of acquired intangible assets (e)	350	352	-	918	-
Non-recurring legal and settlement costs	715			715
Employee separation costs (f)	192	522	108	696	213
Integration costs (g)	226	532	-	2,219	-
Operating loss	$(8,212)	$(13,208)	$(2,477)	$(40,685)	$(527)

MINDSPEED TECHNOLOGIES, INC.
Reconciliation of Non-GAAP Measures to GAAP Measures
(unaudited, in thousands, except per share amounts)

	Three Months Ended			Year Ended
	September 28,	June 29,	September 30,	September 28,	September 30,
	2012	2012	2011	2012	2011

Reconciliation of Non-GAAP Other (Expense)/Income, Net to GAAP Other Income, Net
Non-GAAP other (expense)/income, net	$(663)	$(654)	$123	$(1,458)	$419
Items excluded from non-GAAP other (expense)/income, net:
Revaluation of contingent consideration	885	7,277		8,162
Non-cash interest expense on convertible senior notes (h)	(200)	(104)	(102)	(511)	(406)
Other income, net	$22	$6,519	$21	$6,193	$13

Reconciliation of Non-GAAP Net (Loss)/Income to GAAP Net Loss
Non-GAAP net (loss)/income	$(3,676)	$(4,697)	$1,013	$(15,957)	$6,953
Items excluded from non-GAAP net (loss)/income:
Asset impairments (c)	-	3,385	-	3,385	-
Stock-based compensation and related payroll costs	2,931	3,267	1,912	11,795	6,057
Acquisition-related costs (b)	29	680	-	3,777	-
Restructuring charges	704	78	1,050	2,054	1,032
Profit in acquired inventory (d)	24	514	-	986	-
Amortization of acquired intangible assets (e)	350	352	-	918	-
Non-recurring legal and settlement costs	715			715
Employee separation costs (f)	192	522	108	696	213
Integration costs (g)	226	532	-	2,219	-
Revaluation of contingent consideration	(885)	(7,277)	-	(8,162)	-
Non-cash interest expense on convertible senior notes (h)	200	104	102	511	406
Net loss	$(8,162)	$(6,854)	$(2,159)	$(34,851)	$(755)

Reconciliation of Non-GAAP Net (Loss)/Income Per Share to GAAP Net Loss Per Share
Basic:
Non-GAAP net (loss)/income per share	$(0.09)	$(0.12)	$0.03	$(0.43)	$0.22
Adjustments	(0.12)	(0.06)	(0.10)	(0.52)	(0.24)
Net loss per share	$(0.21)	$(0.18)	$(0.07)	$(0.95)	$(0.02)

Diluted: (c)
Non-GAAP net (loss)/income per share	$(0.09)	$(0.12)	$0.03	$(0.43)	$0.21
Adjustments	(0.12)	(0.06)	(0.10)	(0.52)	(0.23)
Net loss per share	$(0.21)	$(0.18)	$(0.07)	$(0.95)	$(0.02)

Reconciliation of Shares used in Non-GAAP diluted shares to GAAP diluted shares
Non-GAAP diluted shares	39,169	38,784	33,404	36,787	33,245
The effect of dilutive potential common shares due to reporting Non-GAAP net income	-	-	(729)	-	(966)
Diluted shares	39,169	38,784	32,675	36,787	32,279

(d) Profit in acquired inventory results from purchase-accounting adjustments which increase the value of inventory acquired to its fair value. As the acquired inventory is sold, the associated profit in acquired inventory increases cost of goods sold and reduces gross profit.

(e) Amortization of acquired intangible assets reflects amortization expense on intangible assets recorded in conjunction with the Picochip acquisition.

(f) Employee separation costs consist of severance benefits payable to certain former employees of the Company as a result of organizational changes.

(g) Integration costs represent costs incurred related to the transition of Picochip to a wholly owned subsidiary of Mindspeed.

(h) Non-cash interest expense on convertible senior notes represents the amortization of debt discounts recorded in accordance with FASB ASC 470-20, related to the Company's 6.50% and 6.75% convertible senior notes.

MINDSPEED TECHNOLOGIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(unaudited, in thousands)

	September 28,	September 30,
	2012	2011

ASSETS
Current Assets
Cash and cash equivalents	$49,098	$45,227
Receivables, net	14,527	13,393
Inventories	10,482	14,216
Prepaid expenses and other current assets	10,497	3,067
Total current assets	84,604	75,903

Property, plant and equipment, net	16,031	15,369
Intangible assets, net	35,351	17,357
Goodwill	57,110	-
Other assets	4,000	1,982
Total assets	$197,096	$110,611

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$9,262	$5,532
Accrued compensation and benefits	8,501	7,292
Accrued income taxes	707	690
Deferred income on sales to distributors	4,396	5,346
Deferred revenue	2,338	653
Restructuring	427	944
Line of credit - short-term	5,511	-
Short-term debt	15,384	-
Contingent consideration	1,876	-
Other current liabilities	9,527	5,100
Total current liabilities	57,929	25,557

Line of credit - long-term	8,000	-
Long-term debt	44,765	14,216
Other liabilities	6,767	1,426
Total liabilities	117,461	41,199

Stockholders' Equity	79,635	69,412
Total liabilities and stockholders' equity	$197,096	$110,611

MINDSPEED TECHNOLOGIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Year Ended
	September 28,	September 30,
	2012	2011

Cash Flows From Operating Activities
Net loss	$(34,851)	$(755)
Adjustments required to reconcile net loss to net cash (used in) / provided by operating activities:
Depreciation and amortization	6,345	5,423
Amortization of intangible assets	3,419	2,303
Asset impairments	3,399	132
Revaluation of contingent consideration	(8,162)	-
Restructuring charges	2,054	1,032
Stock-based compensation	11,555	5,919
Provision for bad debt	48	187
Inventory provisions	1,266	1,168
Amortization of debt discount and issuance costs	625	245
Other non-cash items, net	(207)	77
Changes in assets and liabilities, net of acquisitions:
Receivables	217	12,263
Inventories	4,407	(5,179)
Other assets, net	(4,159)	1,600
Accounts payable	194	(3,533)
Deferred income on sales to distributors	(950)	147
Accrued restructuring charges	(2,571)	(809)
Accrued compensation and benefits	(3,010)	(2,082)
Accrued expenses and other current liabilities	(1,888)	(346)
Other liabilities, net	5,511	377

Net cash (used in)/provided by operating activities	(16,758)	18,169

Cash Flows From Investing Activities
Purchases of property, plant and equipment	(4,637)	(8,008)
Payments under license agreements	(13,030)	(10,440)
Net cash paid for acquired companies	(20,096)	(100)

Net cash used in investing activities	(37,763)	(18,548)

Cash Flows From Financing Activities
Payments made on capital lease obligations	(497)	(482)
Borrowings under term loan	15,000	-
Borrowings under line of credit	16,808	-
Borrowings under convertible debt	30,560	-
Payments made on line of credit	(3,297)	-
Deferred financing costs	(1,034)	-
Repurchase of restricted stock for income tax withholding	(1,213)	(415)
Proceeds from equity compensation programs	2,074	2,914

Net cash provided by financing activities	58,401	2,017

Effect of foreign currency exchange rates on cash	(9)	(96)

Net increase in cash and cash equivalents	3,871	1,542
Cash and cash equivalents at beginning of period	45,227	43,685

Cash and cash equivalents at end of period	$49,098	$45,227

MINDSPEED TECHNOLOGIES, INC.
Selected Corporate Data
(unaudited, in thousands)

	Three Months Ended			Year Ended
	September 28,	June 29,	September 30,	September 28,	September 30,
	2012	2012	2011	2012	2011

Gross margin %	57.9%	48.7%	61.3%	55.7%	62.8%

Cash (used in)/provided by:
Operating activities	$(1,079)	$(4,009)	$7,763	$(16,758)	$18,169
Investing activities	(4,975)	(3,017)	(5,780)	(37,763)	(18,548)
Financing activities	(51)	29,834	115	58,401	2,017
Effect of foreign currency on cash	65	(24)	(98)	(9)	(96)
Net increase/(decrease) in cash	$(6,040)	$22,784	$2,000	$3,871	$1,542

Depreciation and amortization	$1,552	$1,685	$1,454	$6,345	$5,423
Amortization of intangible assets	$1,017	946	587	$3,419	$2,303
Capital expenditures	$4,975	3,017	5,780	$17,667	$18,448
Net cash paid for acquired companies	$-	-	-	$20,096	$100

Net revenue by region:
Americas	$5,942	$6,240	$7,172	$23,848	$33,850
Europe, Middle East and Africa	2,325	2,421	2,420	9,433	12,744
Asia-Pacific	27,997	26,790	31,185	107,725	115,495
Total net revenue	$36,264	$35,451	$40,777	$141,006	$162,089

Net revenue by product line:
Communications convergence processing products	$14,261	$14,496	$20,541	$58,892	$71,652
High-performance analog products	17,821	16,845	14,699	64,667	59,240
WAN communications products	4,182	4,110	5,537	16,856	28,697
Total net product revenue	36,264	35,451	40,777	140,415	159,589
Intellectual property	-	-	-	591	2,500
Total net revenue	$36,264	$35,451	$40,777	$141,006	$162,089

CONTACT:
Investor Relations Contact:
Mindspeed Technologies, Inc.
Kevin Trosian
VP, Business Development and Investor Relations
+1-949-579-3111
Investor.Relations@Mindspeed.com